UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 22, 2003

Date of report (Date of earliest event reported)

PATTERSON DENTAL COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit 99.1	Press release announcing its 2003 fourth quarter and fiscal year financial results, dated May 22, 2003.

Exhibit 99.2	Fourth quarter and fiscal year conference call remarks, May 22, 2003

ITEM 9.    REGULATION FD DISCLOSURE.

Pursuant to the interim guidance provided in Release No. 33-8216, the following information is intended to be furnished under Item 12, “Results of Operations and Financial Condition.”

On May 22, 2003, the registrant publicly announced financial results for the fourth quarter and fiscal year ended April 26, 2003. For further information, please refer to the press release and conference call remarks attached hereto as Exhibits 99.1 and 99.2, which are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON DENTAL COMPANY

Date: May 22, 2003	By:	/s/ R. STEPHEN ARMSTRONG

R. Stephen Armstrong Executive Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release announcing its 2003 fourth quarter and fiscal year financial results, dated May 22, 2003.

99.2	Fourth quarter and fiscal year conference call remarks, May 22, 2003.